Exhibit 10.1







                          McDERMOTT INTERNATIONAL, INC.


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN







                                                            Amended and Restated

                                                      Effective December 1, 1999







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                                TABLE OF CONTENTS


SECTION 1  PARTICIPATION AND OTHER EMPLOYERS...................................1
   1.1   DEFINITIONS...........................................................1
   1.2   PARTICIPATION........................................................10
   1.3   OTHER EMPLOYERS......................................................11

SECTION 2  AMOUNT AND PAYMENT OF RETIREMENT INCOME............................12
   2.1   RETIREMENT - AMOUNT OF RETIREMENT INCOME.............................12
   2.2   EARLY RETIREMENT - AMOUNT OF RETIREMENT INCOME.......................14
   2.3   PAYMENT OF RETIREMENT INCOME.........................................15
   2.4   BENEFITS OTHER THAN ON RETIREMENT....................................15
   2.5   INCREASE IN BENEFITS.................................................20
   2.6   LUMP SUM ELECTION....................................................21

SECTION 3  SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS...................23
   3.1   BENEFITS APPLICABLE TO PARTICIPANT WHO HAS BEEN OR IS
          EMPLOYED BY TWO OR MORE EMPLOYERS...................................23
   3.2   PARTICIPANTS TO FURNISH REQUIRED INFORMATION.........................23
   3.3   BENEFITS NOT ASSIGNABLE..............................................25
   3.4   CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN........................26
   3.5   ABANDONMENT OF BENEFITS..............................................26
   3.6   WRITTEN COMMUNICATIONS REQUIRED......................................27
   3.7   CONDUCT INJURIOUS TO THE COMPANY.....................................27

SECTION 4  ADMINISTRATION.....................................................28
   4.1   ADMINISTRATION BY COMMITTEE..........................................28
   4.2   RULES AND REGULATIONS OF COMMITTEE...................................29
   4.3   POWERS OF COMMITTEE..................................................29
   4.4   LIABILITY OF COMMITTEE...............................................30
   4.5   INDEMNIFICATION......................................................30
   4.6   APPLICABLE LAW.......................................................31

SECTION 5  GENERAL PROVISIONS.................................................31
   5.1   AMENDMENT AND DISCONTINUANCE.........................................31
   5.2   SOURCE OF BENEFITS...................................................32
   5.3   BINDING ON COMPANY, EMPLOYEES AND THEIR SUCCESSORS...................32


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                                   SECTION 1

                        PARTICIPATION AND OTHER EMPLOYERS

1.1  DEFINITIONS

     The following words and phrases shall have the meaning stated below unless a different meaning is plainly required by the context:

     (1) "Actuarial equivalent" or "equivalent actuarial value" means equality in value of the aggregate amounts expected to be received under similar or different forms of payment, based upon actuarial assumptions as provided in this Plan or as adopted from time to time by the Committee.

     (2) "Affiliate" or "Affiliated Company" means a company which is not a Subsidiary but in which 20% or more of the voting stock is owned, directly or indirectly, by the Company.

     (3) "Compensation" means the base salary earned by a Participant in respect of services with one or more Employers (regardless of when such salary is actually paid), and awards determined by the committee designated under the Company's Variable Supplemental Compensation Plan are allocable to such Participant (regardless of when such awards are actually paid), but shall exclude all the other bonuses, any severance pay, retirement or other income under this or any other pension, profit sharing, thrift saving or similar plans, stock awards of stock options, other allowances and other additional remuneration in any form.


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     (4)  "Committee"  means  a  Committee  consisting  of the  Chief  Financial
          Officer, the Chief Administrative Officer and the Corporate Secretary of the Company or such other committee appointed by the Board of Directors of the Company, which Committee shall administer the Plan pursuant to the provisions of Section 4 hereof. Said Committee shall serve under the direction and at the pleasure of the Board of Directors of the Company and shall be designated the "SERP Committee."

     (5) "Company" means McDermott International, Inc., a Panama Corporation, and its successor or successors.

     (6) "Disability" means a mental or physical condition which, in the opinion Committee, is likely to be continuous and permanent such that the Participant is wholly prevented from engaging in any occupation for wage or profit. A Participant will not be considered disabled for purposes of the Plan, if in the opinion of the Committee, the disability is a, result of:

          (a) excessive and habitual use by the participant of drugs or narcotic, except on the prescription of a duly licensed physician or surgeon;

          (b) injury or disease sustained by the participant while willfully and illegally participating in fights, riots, civil insurrections or while committing a felony;

          (c) injury or disease sustained by the participant while serving in any armed forces,


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          (d)  injury  or  disease   sustained  by  the  participant  which  was
               diagnosed or discovered subsequent to the date his employment was terminated; or

          (e) injury or disease sustained by the participant (other than a loaned employee) for anyone other than the Employer and arising out of such employment.

          The Committee before approving the disability of a Participant hereunder shall require satisfactory proof, which may be evidence satisfactory to the Committee that the Participant is entitled to disability insurance benefits under the Social Security Act or may be in the form of a certificate from a duly licensed physician selected by the Committee, that the Participant has become disabled as provided herein. A Participant will not be considered disabled for purposes of the Plan until the date the Employee considers the Participant to have been dropped from its employment rolls.

     (7) "Employee" means any officer (other than a person acting only as a director) of an Employer.

     (8) "Employer" means, collectively or distributively as the context Company and any Subsidiary or Affiliated Company which has in accordance with
     Section 1.3 hereof.

     (9) "Final Adverse Monthly Compensation" means the Participant's average monthly rate of three (3) Fiscal Years in the last ten (10) Fiscal Years of the Participant's employment by an Employer prior to retirement such


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     average.  Such  three  (3)  Fiscal  Years  need  not  be  consecutive.  The
     Participant's average monthly rate of Compensation will be determined by dividing the total Compensation attributable to such three (3) Fiscal Years, as determined in accordance with rules established by the Committee, by the number of full or partial months of the Participant's employment during such three (3) Fiscal Years. Compensation attributable to a particular Fiscal Year shall not include base salary earned (or Variable Supplemental Compensation awards determined to be paid) for periods prior to or following such Fiscal Year, regardless of whether payment occurs during such Fiscal Year.

     (10) "Monthly Retirement Plan Offset" means:

          (a) If payment(s) under any other retirement or pension plan(s) or similar fund(s) or program(s) (including The Retirement and Restoration of Retirement Income Plans of McDermott Incorporated and The Babcock & Wilcox Company, and similar plans) maintained by the Employers, any Subsidiary or Affiliated Company or any other previous employer is made monthly for life only, or monthly under a joint and survivor form of payment or in monthly installment's over a period equal to or greater than ten (10) years, to the Participant. or to his spouse or other Joint pensioner or beneficiary, the "Monthly Retirement Plan Offset" shall be equal to such payments when and as they are made; or


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          (b)  If payment(s) under said other retirement or pension plan(s),  or other similar fund(s) or program(s), is made in a lump sum or in any method of payment other than monthly payment for life only, monthly joint and survivor payments or monthly installments over a period equal to or greater than ten (10) years, to the Participant or to his spouse or other joint pensioner or beneficiary, the "Monthly Retirement Plan Offset" shall be an actuarial equivalent amount, as determined by the Committee based upon the interest and mortality assumptions used under the plan(s) maintained by the Employers or any Subsidiary or as may be determined from time to time by the Committee under Section 1.1(1), hereof with respect to such plan(s) or fund(s) or program(s) maintained by any other previous employer.

          However, if any such Participant shall have contributed to the source of payment(s) or fund(s) out of which said retirement or pension payment(s) shall be paid or is payable, then the "Monthly Retirement Plan Offset" shall not include any portion of said amount attributable to the Participant's own contributions. The term "Monthly Retirement Plan Offset", with respect to the Profit Sharing and Stock Bonus Retirement Plan of McDermott Incorporated and Hudson Engineering Corporation's Profit Sharing Trust Plan (which plans were terminated on August 31, 1988) shall mean the Monthly Profit Sharing and Stock Bonus Retirement Offset determined under Section 1.1(A)(29) of the Retirement Plan for Employees of McDermott Incorporated and Subsidiary


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          and Affiliated Companies.  If any Participant shall become entitled to or shall be paid any pension or retirement income payment(s) or payment(s) of similar kind, under any plan in respect of which the Employer, any Subsidiary or Affiliate of any previous employer have directly or indirectly contributed by reason of any law of the United States or of any state thereof or of any foreign country, then the total amount paid or payable to him in respect of any such allowance
          or  payments   shall  be  considered  a  retirement  or  pension  plan
          maintained by the Employer, any Subsidiary or Affiliate or any other previous employer for purposes of this Plan. United States Social
          Security payment(s), Workmen's Compensation and similar benefits, shall, however, not be included in "Monthly Retirement Plan Offset".

     (11) "Number of Years of Credited Service" means:

          (a) For those Participants covered by Section 2.1(A), the total period of an Employee's Service computed in completed years until he attains age 60, or if earlier, his retirement under Section
               2.2. hereof, provided that Service prior to an Employees attaining age 35 shall not be counted for purposes of the Plan. If an Employee has a period of Service upon his attaining age 60 of less than a completed year, there shall be added to his Number of Years of Credited Service a fraction, the numerator of which shall be the number of his months of Service for said period, computed in completed months and the denominator of which shall be 12.


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          (b)  For those  Participants  covered  by  Section  2.l(B),  the total period of an Employee's Service computed in completed years until he attains age 65, or if earlier. his retirement under Section
               2.2.  hereof,   provided  that  Service  prior  to  an  Employees
               attaining age 35 shall not be counted for purposes of the Plan. If an Employee has a period of Service upon his attaining age 65 of less than a completed year, there shall be added to his Number of Years of Credited Service a fraction, the numerator of which shall be the number of his months of Service for said period, computed in completed months and the denominator of which shall be 12.

          (c) For those Participants covered by Section 2.1(C), the total period of an Employee's Service computed in completed years until he attains age 65, or if earlier, his retirement under Section
               2.2. hereof, provided that Service prior to an Employees attaining age 45 shall not be counted for purposes of the Plan. If an Employee has a period of Service upon his attaining age 65 of less than a completed year, there shall be added to his Number of Years of Credited Service a fraction, the numerator of which shall be the number of his months of Service for said period, computed in completed months and the denominator of which shall be 12.


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     (12) "Participant"  means any Employee of an Employer who under Section 1.2 has been selected to participate in the Plan.

     (13) "Plan" means the McDermott International, Inc. Supplemental Executive Retirement Plan as set forth in this document and as it may hereafter be amended from time to time.

     (14) "Retirement Date" means:

          (a) For those Participants covered by Section 2.1(A), the first day of the month coincident with or next following the date a Participant attains age 60.

          (b) For those Participants covered by Section 2.1(B), the first day of the month coincident with or next following the date a Participant attains age 65.

          (c) For those Participants covered by Section 2.1(C), the first day of the month coincident with or next following the date a Participant attains age 65.

     (15) "Subsidiary" means a company in which more than 50% of the voting stock is owned, directly or indirectly, by the Company.

     (16) "Service" means that period of employment with an Employer, or with any. Subsidiary or Affiliate, including any predecessor, from the Employee's date of hire to the date of termination of his service. Transfer of employment among the Employers and other Subsidiaries or Affiliates shall not be deemed an interruption of employment for purposes of the Plan,


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     and no period of  Service  rendered  for a given  Employer  shall  count as
     Service for more than one Employer. Employment with any person, firm or corporation to which the Employee was transferred and loaned for such employment by an Employer will be included in the Employee's Service in the same manner as if such employment had been with an Employer. Any Employee who is absent from active employment due to accident or illness and during such absence remains on the payroll shall be deemed to be in employment during such absence. Any voluntary termination and any other absence from active employment not deemed a leave of absence shall terminate an Employee's Service as of the date the Employer considers the Employee to have been dropped from its employment rolls. A period of authorized leave of absence granted by the Employer or absence for the purpose of military service pursuant to the requirement of law or by enlistment for not longer than the minimum period required by law, shall be counted as service if the Employee resumes his employment with an Employer at the end of such leave of absence or within the period prescribed by law for the exercise of his reemployment rights.

     (17) The masculine pronoun whenever used includes the feminine pronoun, and nouns stated in the singular shall include the plural whenever appropriate.


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     (18)  "Effective  Change in Control"  means an event or series of events by which (A) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person shall be deemed to be the "beneficial owner" of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty day period referred to in such Rule), directly or indirectly, of securities representing 50% or more of the combined voting power of the Company's then outstanding voting securities, excluding for these purposes the Company's Series A Participating Preferred Stock; or (B) during any period of two consecutive years (not including any period prior to the effective date of this provision of the Plan), individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Company's directors then still in office who either were the Company's directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     (19) "Fiscal Year" means the fiscal year of the Company.

1.2  PARTICIPATION

     Each Employee shall become a Participant as of the date the Committee selects the Employee for participation in the Plan. Subject to obtaining the consent of the Committee, any participating Employer may elect by


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     proper  action  of its  board  of  directors,  to  designate  a  person  or committee, other than the Committee, which committee shall have the exclusive authority to select Employees of such Employer for participation in the Plan, but whose authority shall consist solely of selecting Employees of such Employer for participation in the Plan. Any Employee who continues in the employment of the Employers beyond his Retirement Date shall no longer qualify as a Participant under this Plan and, except as otherwise provided in Section 2.4(D), he and his spouse shall not be entitled to any benefits whatsoever under this Plan. Also, if a Participant remains in the employment of the Employers but has a change in his employment status so that he no longer qualifies as an Employee as defined herein, such person shall no longer qualify as a Participant under this Plan and, except as otherwise provided in Section 2.4(D), he and his spouse shall not be entitled to any benefits whatsoever under this Plan unless he has a subsequent change in his employment status so that he qualifies as an
     Employee   hereunder  and  the   applicable   committee   selects  him  for
     participation in the Plan.

1.3  OTHER EMPLOYERS

     Any Subsidiary or Affiliate may adopt this Plan by proper action of its board of directors, provided, however, that the administrative powers and control of the Company, as provided in the Plan shall not be deemed diminished under the Plan by reason of the participation of any other Employers in the Plan. Except as otherwise provided in Section 1.2 with respect to the selection Employees for participation in the Plan, the administrative powers and control granted in Section 4 of the Plan to the


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     Company with respect to the administration of the Plan by the Committee and other matters shall apply only with respect to the Company and not to any other Employer. Each Employer shall have the obligation to pay the retirement benefits under this Plan for its own Employees and no other Employer shall have such obligation, and any failure by a particular Employer to live up to its obligation under the Plan shall have non effect on any other Employer.

                                   SECTION 2

                     AMOUNT AND PAYMENT OF RETIREMENT INCOME

2.1  RETIREMENT - AMOUNT OF RETIREMENT INCOME

     (A) Except as to those Participants described in Section 2.1(B), each Participant who joined the Plan prior to April 1, 1989, other than a Participant to whom the provisions of Section 2.2 or 2.4 apply, who retires on his Retirement Date shall be entitled to receive a monthly retirement benefit equal to:

          (1) 2% of his Final Average Monthly Compensation multiplied by his Number of Years of Credited Service after attaining age 35; plus

          (2) 2% of his Final Average Monthly Compensation multiplied by his Number of Years of Credited Service after attaining age 55; less

          (3) the amount, if any, of the Participant's Monthly Retirement Plan Offset;

          provided, however, that in any event, the monthly retirement income payable to a Participant (prior to giving effect to the Participant's Monthly Retirement Plan Offset) shall not exceed 60% of his Final Average Monthly Compensation.


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     (B)  Each  Participant  who  joined the Plan prior to April 1, 1989 and was actively employed by any Employer on March 31, 1989, that is offered in writing, in the sole discretion of the Committee or the Board of Directors, the opportunity to delay his Retirement Date under the Plan until the age of 65 (or age 67 in the case of R.E. Howson) and who then accepts and consents to such offer in writing, shall be entitled to receive a monthly retirement benefit equal to:

          (1) 2% of his Final Average Monthly Compensation multiplied by his Number of Years of Credited Service after attaining age 35; plus

          (2) 2% of his Final Average Monthly Compensation multiplied by his Number of Years of Credited Service after attaining age 55; less

          (3) The amount, if any, of the Participant's Monthly Retirement Plan Offset; provided, however, that in any event, the monthly retirement income payable to a Participant (prior to giving effect to the Participant's Monthly Retirement Plan Offset) shall not exceed 65% of his Final Average Monthly Compensation.
               Notwithstanding the foregoing, the monthly retirement income payable to R.E. Howson hereunder (prior to giving effect to his Monthly Retirement Plan Offset) shall not exceed 73% of his Final Average Monthly Compensation.


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     (C)  Each  Participant who joins the Plan on or after April 1, 1989,  other than a Participant to whom the provisions of Section 2.2 or 2.4 apply, who retires on his Retirement Date shall be entitled to receive a monthly retirement benefit equal to:

          (1) 3% of his Final Average Monthly Compensation multiplied by his Number of Years of Credited Service after attaining age 45; less

          (2) the amount, if any, of the participant's Monthly Retirement Plan Offset; provided, however, that in any event, the monthly retirement income payable to a Participant (prior to giving effect to the Participant's Monthly Retirement Plan Offset) shall not exceed 60% of his Final Average Monthly Compensation.

2.2  EARLY RETIREMENT - AMOUNT OF RETIREMENT INCOME

     A Participant who retires prior to his Retirement Date with the consent of the Employer (which consent may be withheld in the Employer's sole discretion) shall be entitled to receive a monthly retirement income as determined in accordance with the applicable provision of Section 2.1 hereof based upon the Participant's Number of Years of Credited Service as determined on his early retirement date and Final Average Monthly Compensation as determined on his early retirement date, or as to a Participant covered by Section 2.1(B) on the date he attains age 60, whichever is greater.


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2.3  PAYMENT OF RETIREMENT INCOME

     The monthly retirement income under Section 2.1 and 2.2 hereof will be payable on the first day of each month. The first payment will be made on the Participant's Retirement Date, or upon his retirement under Section 2.2 hereof, whichever is earlier, and the last payment will be the payment due next preceding the retired Participant's death, provided, however, that following a retired Participant's death, one half of the retired Participant's monthly retirement income shall be paid to his spouse if she shall have been married to the Participant on the date of his retirement under Section 2.1 or Section 2.2, whichever is applicable, and shall have survived him, for her lifetime.

2.4  BENEFITS OTHER THAN ON RETIREMENT

     (A)  Benefit Payable in the Event of Death on or Prior to Retirement  Date:
          If the service of a Participant is terminated by reason of his death on or prior to his Retirement Date, his surviving spouse shall be entitled to receive for her remaining lifetime a monthly income equal to the monthly retirement income to which the Participant would have been entitled under Section 2.1 if he had retired on his Retirement Date and if his Compensation for the one year period prior to his death had continued without change to his Retirement Date; provided, however, that on the deceased Participant's Retirement Date, the amount of monthly income payable to his surviving spouse shall be reduced to one-half of said monthly income.

     (B) Benefits Payable in the Event of Disability: In the event an Employee becomes disabled while a Participant in the Plan, he shall be entitled to receive a monthly retirement income equal to the amount of monthly


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          retirement  income  to  which  he  would  have  been  entitled  on his
          Retirement Date, computed as for retirement in accordance with Section
          2.1 hereof, as if his employment had not been terminated but had continued uninterrupted from the date of disability to his Retirement Date and as if his Compensation for the one year period prior to his disability had continued without change to his Retirement Date. The monthly retirement income under this Section 2.4(B) will be payable commencing on the first day of each month coincident with or next following said Participant's disability as determined under Section 1.1(5) hereof. The last payment will be as follows:

          (1) if the Participant recovers from his disability prior to his Retirement Date, the last payment shall be the payment due next preceding the date of such recovery; or

          (2) if the Participant attains his Retirement Date while still disabled, the last payment will be the payment next preceding the Participant's death, provided, however, that following a Participant's death, one half of the Participant's monthly retirement income shall be paid to his spouse if she shall have been married to the Participant on his Retirement Date and shall have survived him, for her lifetime.


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

     (C)  Benefit Payable in the Event of Death of Disabled:

          Participant prior to Retirement Date: If a disabled Participant dies prior to his Retirement Date, his surviving spouse shall be entitled to receive for her remaining lifetime a monthly income equal to the monthly retirement income to which the Participant would have been entitled under Section 2.1 if he had retired on his Retirement Date and if his Compensation for the one year period prior to his disability had continued without change to his Retirement Date; provided, however, that on the deceased Participant's Retirement Date, the amount of monthly income payable to his surviving spouse shall be reduced to one-half of said monthly income.

     (D) (1) Benefits on Termination of Service: In the event that a Participant who has attained age 60 on or before December 31, 1993 terminates employment on or after December 31, 1993 for reasons other than his death disability or retirement under Section 2.2 hereof. he shall be entitled to receive a monthly retirement income as determined in accordance with the applicable provision of Section 2.1 hereof, based upon the Participant's Number of Years of Credited Service and Final Average Monthly Compensation as determined on December 31, 1993. The monthly retirement payment under this paragraph will be payable commencing on the Participant's Retirement Date as determined under
          Section 1.1(14) hereof, and the last payment will be the payment due next preceding the terminated Participant's death, provided, however that following a terminated Participant's death, one-half of the retired Participant's monthly retirement income shall be paid to his spouse if she shall have been married to the Participant on the date his monthly retirement payments commenced, and shall have survived him, for her lifetime. If a Participant should die after termination of employment and before monthly retirement income payments commence, no benefits whatsoever shall be payable under this Plan.

          (2) Except as to those Participants described in paragraph (1) above, in the event that a Participant terminates employment for any reason other than his death, disability or retirement under
               Section 2.2 hereof, he, and his spouse, shall not be entitled to any benefits whatsoever under this Plan.

          (3) Notwithstanding any other provision of this Plan to the contrary, in the event a Participant's employment is terminated for any reason whatsoever after the date of an Effective Change in Control but prior to his Retirement Date, such Participant (or his surviving spouse, if any) shall be vested in and entitled to receive the greater of (i) the benefits to which such Participant or surviving spouse may be entitled to under any other provisions of this Plan, or (ii) the Deferred Vested Benefit provided below. The Deferred Vested Benefit with respect to such a Participant shall be a non forfeitable benefit determined in accordance with
               Section 2.1 hereof based on such Participant's Number of Years of Credited Service and Final Average Monthly Compensation determined of the date of the Effective Change in Control;

               provided, however, that the amount of such Deferred Vested Benefit payable to a Participant who is employed by any Employer other than J. Ray McDermott S.A. and its Subsidiary and Affiliated Companies (prior to giving effect to the Participant's Monthly Retirement Plan Offset) shall not be less than 21% of the Participant's Final Average Monthly Compensation determined as of the date of his termination of employment. The benefits payable to a Participant under this subparagraph (3) shall be paid in the form of a lump sum distribution equal to the present value of the monthly income amounts that would otherwise be received under the Plan, commencing as of the Participant's date of termination of employment.

               The amount of such lump sum distribution to be paid to any Participant shall be calculated using the following assumptions:

               (a) The mortality table based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the
                    Code) used to determine reserves for group annuity contracts issued on the date as of which present value is determined (without regard to any other subparagraph of Section
                    807(d)(5) of the Code) that is prescribed by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin; and

               (b) The annual rate of interest on 30-year Treasury securities as specified by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin for the month of August immediately preceding the first day of the Plan Year in which the Participant's Retirement Date occurs. The applicable interest rate shall be determined annually.

               Payment hereunder shall be made within thirty (30) days of the date of the Participant's termination of employment. If a Participant should die after terminating employment with a vested right hereunder and prior to the payment of a lump sum distribution, such distribution shall be payable to his surviving spouse, if any, at the time it would have been paid to the Participant, if such spouse shall have been married to the Participant on the date he terminated employment with the Employer.

2.5  INCREASE IN BENEFITS

     In the event a Participant, or his surviving spouse, is receiving benefits under Sections 2.1, 2.2 or 2.4 (A) through (C) hereof and the Retirement Plan for Employees of McDermott Incorporated and Subsidiary and Affiliated Companies provides for an increase in pension payments after retirement as a result of cost of living or similar adjustments, then the benefits payable under Sections 2.1, 2.2 or 2.4 (A) through (C) hereof shall be similarly increased based upon the same cost of living or similar adjustments as set forth in such retirement plan.

2.6  LUMP SUM ELECTION

     Notwithstanding anything to the contrary which may be contained in the Plan, a Participant retiring under Section 2.1 or 2.2 after attaining the age of 60 or terminating employment with a vested interest under Section 2.4(D)(1) shall have the right, with the consent of the Committee, to elect a lump sum distribution equal to the present value of the monthly income amounts that would otherwise be received under the Plan. If a Participant retires at age 65, such Participant must have requested, in writing the consent of the Committee to make such election at least twelve (12) months but not more than eighteen (18) months prior to such Participant's 65th birthday. If a Participant should die after reaching age 60 and before retiring, the spouse shall also have the right, with the written consent of the Committee, to elect a lump sum distribution.

     The amount of the lump sum distribution to be paid to any Participant shall be calculated using the following criteria:

     (A) The form of benefit (e.g., joint and 50% survivor) shall be the same as that elected by the Participant under the ERISA qualified plan applicable to the Participant;

     (B) The mortality table based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which present value is determined (without regard to any other subparagraph of Section 807(d)(5) of the Code) that is prescribed by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin; and

     (C) The annual rate of interest on 30-year Treasury securities as specified by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin for the month of August immediately preceding the first day of the Plan Year in which the Participant's Retirement Date occurs. The applicable interest rate shall be determined annually Payment hereunder shall be made within thirty days of the date of the Participant's retirement; provided, however that if the payment of a lump sum distribution hereunder would cause the Applicable Employee Remuneration (as defined in Section 162(m)(4) of the Internal Revenue Code of 1986, as amended) to exceed the limitation of Section 162(m)(1) of the Code, then in its sole discretion the Committee may defer such payment. Deferred payment hereunder shall be made within thirty days of the first day of the fiscal year of the Employer next following the Participant's retirement date.

          A deferred lump sum distribution shall earn interest from the Participant's date of retirement until paid, compounded daily, at the minimum commercial lending rate charged from time to time by Morgan Guaranty Trust Company of New York for loans in New York City. If a Participant should die after retiring and prior to the payment of a deferred lump sum distribution, such distribution shall be payable to his spouse at the time it would have been paid to the Participant, if she shall have been married to him on his Retirement Date and shall have survived him. Any payment made under this Section 2.6 shall be in complete satisfaction of any amounts which may be due to any Participant or his surviving spouse or any other person claiming under either of them pursuant to any other provisions of the Plan."

                                   SECTION 3

                SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS

3.1 BENEFITS APPLICABLE TO PARTICIPANT WHO HAS BEEN OR IS EMPLOYED BY TWO OR MORE EMPLOYERS

     In the event that a Participant or his surviving spouse is entitled to benefits under the Plan and such Participant has been or is employed by any two or more Employers, his retirement benefit shall be computed by applying the benefit formulas as if all the Employers were a single Employer, provided there is a proper allocation (taking into account the Credited Service and Compensation applicable to each Employer) of the costs of the resulting benefits among the Employers by which such Participant has been or is employed.

3.2  PARTICIPANTS TO FURNISH REQUIRED INFORMATION

     Each Participant will furnish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments thereunder are conditional upon the Participant's furnishing promptly such true, full and complete information as the Committee may request.

     Each Participant will submit proof of his age to the Committee at such time as required by the Committee. The Committee will, if such proof of age is not submitted as required, use as conclusive evidence thereof, such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, will be in such manner as the Committee deems equitable.

     Any notice or information which, according to the terms of the Plan or the rules of the Committee, must be filed with the Committee, shall be deemed so filed at the time that it is actually received by the Committee.

     The  Employers,  the Committee,  and any person or persons  involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by a Participant with respect to his age or other facts required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing same; but it shall not be binding upon the Employers, the Committee, or any other person or persons involved in the administration of the Plan, and nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation, or evidence or to relieve the Participant from the duty of submitting satisfactory proof of any such fact.

3.3  BENEFITS NOT ASSIGNABLE

     Except for any indebtedness of a Participant to an Employer, no benefits or rights shall exist under the Plan which are subject in any manner to voluntary or involuntary anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt so to anticipate, alienate, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such benefit or right be in any manner liable for or subject to the debts, contracts, liabilities, engagements, torts or other obligations of the person entitled to such benefit or right, except as specifically provided in the Plan; nor shall any benefit or right under the Plan constitute an asset of a Participant or of any person entitled to benefits under the Plan in case of the bankruptcy, receivership or divorce of said person; and any such benefit or right shall be payable only directly to the Participant or to his surviving spouse.

     If a Participant or any other person entitled to benefits under this Plan becomes bankrupt or makes an assignment for the benefit of creditors or in any way suffers a lien or judgment against his personal assets, or in any way attempts to anticipate, alienate, sell, assign, pledge, encumber or charge a benefit or right, except as specifically provided in the Plan, then such benefit or right in the discretion of the Committee may cease and terminate.

3.4  CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN

     The establishment and maintenance of the Plan will not be construed as conferring any legal rights upon any Participant to the continuation of his employment with an Employer, nor will the Plan interfere with the right of an Employer to discipline, lay off or discharge any Participant. The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee or to be a consideration for, inducement to, or condition of employment of any person.

3.5  ABANDONMENT OF BENEFITS

     Each Participant and other person entitled to benefits hereunder shall file with the Committee from time to time, in writing, his post office address and each change of post office address, and any check representing payment hereunder and any communication addressed to a Participant, a retired Participant, or a surviving spouse at his or her last address filed with the Committee (or, if no such address has been filed, then at his last address as indicated on the records of the Employer) shall be binding on such person for all purposes of the Plan, and the Committee shall not be obliged to search for or ascertain the location of any such person.

     If the Committee, for any reason, is in doubt as to whether retirement income payments are being received by the person entitled thereto, it may, by registered mail addressed to the person concerned at his address last known to the Committee, notify such person that all unmailed and future retirement income payments shall be henceforth withheld until he provides the Committee with evidence of his continued life and his proper mailing address. Further, his right to any retirement income whatsoever including, without limitation, payments withheld as provided in the preceding sentence and payment checks returned or not cashed shall, at the option of the Committee, be cancelled forever if, at the expiration of three years from the date of such mailing, he shall not have provided the Committee with evidence of his continued life and his proper mailing address.

3.6  WRITTEN COMMUNICATIONS REQUIRED

     Any notice, request, instruction, or other communication to be given or made hereunder shall be in writing and either personally delivered to the addressee or deposited in the United States mail fully postpaid and properly addressed to such addressee at the last address for notice shown on the Committee's records (or if no address has been filed with the Committee, then at the last address for such addresses as indicated on the records of the Employer).

3.7  CONDUCT INJURIOUS TO THE COMPANY

     Notwithstanding anything in the Plan to the contrary, any and all benefits otherwise payable to any Participant hereunder, except to the extent of any prior distributions under the Plan, shall be forever forfeited if it is determined by the Committee, in its sole discretion, that such Participant has engaged in conduct injurious to the Company or any Subsidiary or Affiliated Company, including but not limited to the following:

     (a) dishonesty while in the employ Of the Company or any Subsidiary or Affiliated Company;

     (b) imparting, disclosing or appropriating proprietary information for himself or to or for any other person, firm, corporation, association or entity for any reason or purpose whatsoever, except if required by law or at the Company's direction;

     (c) performing any act or engaging in any course of conduct which has or may reasonably have the effect of demeaning the name or business reputation of the Company or any Subsidiary or Affiliated Company; and

     (d) providing goods or services to or becoming an employee, owner, officer, agent, consultant, advisor or director of any firm or person in any geographic area which competes with the Company or any Subsidiary or Affiliated Company in any phase of any of the business lines or services offered by the Company or any Subsidiary or Affiliated Company as of the Participant's Retirement Date.

     Any determination by the Committee that a Participant has engaged in conduct injurious to the Company shall be conclusive and binding on all parties.

                                   SECTION 4

                                 ADMINISTRATION

4.1  ADMINISTRATION BY COMMITTEE

     The Plan will be administered by the Committee which shall appoint one of its members as a Chairman and may appoint a secretary, who may, but need not, be a member of the Committee and the Committee may employ such agents, clerical and other services, legal counsel, accountants and actuaries as may be required for the purpose of administering the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business and shall have full power to act hereunder. The Committee may act either at a meeting at which a quorum is present or by a writing subscribed by at least a majority of the members then serving. Any written memorandum signed by the secretary or any member of the Committee who has been authorized to act on behalf of the Committee shall have the same force and effect as a formal resolution adopted in an open meeting. Minutes of all meetings of the Committee and a record of any action taken by the Committee shall be kept in written form by the secretary appointed by the Committee.

4.2  RULES AND REGULATIONS OF COMMITTEE

     The Committee shall have the authority to make such rules and regulations and to take such action as may be necessary to carry out the provisions of the Plan and will, subject to the provisions of the Plan, decide any questions arising in the administration, interpretation and application of the Plan, which decisions shall be conclusive and binding on all parties. The Committee may delegate any part of its authority and duties as it deems expedient.

4.3  POWERS OF COMMITTEE

     In order to effectuate the purposes of the Plan, the Committee shall have the power to construe the Plan and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee in good faith shall not be subject to review by anyone.

4.4  LIABILITY OF COMMITTEE

     No member of the Committee shall be liable for any loss unless resulting from his own fraud, bad faith or intentional wrongdoing and no member shall be personally liable upon or with respect to any agreement, act, transaction or omission executed, committed or suffered to be committed by the Committee or by himself as a member of the Committee or by any other member, agent, representative or employee of the Committee. The Committee and any individual member of the Committee and any agent thereof shall be fully protected in relying upon the advice of consultant(s) or advisor(s) employed by the Company or the Committee, including but without any limitation, any attorney insofar as legal matters are concerned, any accountant insofar as accounting matters are concerned and any actuary insofar as actuarial matters are concerned.

4.5  INDEMNIFICATION

     The Company agrees to hold harmless and indemnify the members of the Committee and all directors, officers, and employees of the Company and of any Subsidiary or Affiliate which has adopted this Plan against any and all claims and causes of action whomsoever, and any losses therefrom, including without limitation costs of defense and attorneys' fees, based upon or arising out of any act or omission relating to or in connection with this Plan, its interpretation or administration, other than losses resulting from the fraud, bad faith or intentional wrongdoing of the party asserting the right to indemnification.

4.6  APPLICABLE LAW

     The Plan shall be construed, administered and enforced in accordance with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the laws of the State of Louisiana where ERISA pre-emption does not apply.

                                   SECTION 5

                               GENERAL PROVISIONS

5.1  AMENDMENT AND DISCONTINUANCE

     The Plan may be amended from time to time in any respect whatever, by resolution of the Board of Directors of the Company specifying such amendment and amendments may be made retroactively which, in the judgment of the Committee, is necessary or advisable provided that such retroactive amendment does not deprive a retired or disabled Participant, or his spouse, without his or her consent, of a right to receive benefits hereunder.

     The participation in the Plan of Employers other than the Company shall not limit the power of the Company under the foregoing provision, and amendments by the Company shall be binding upon all other Employers to the extent accepted by such Employers. Acceptance by each such Employer shall be presumed. However the discontinuance of the Plan shall not affect the rights of retired or disabled Participants (or their spouses) who are receiving benefits under this Plan on the date of such discontinuance.

5.2  SOURCE OF BENEFITS

     All benefits payable to Participants of the Company under this Plan shall be paid from the general assets of the Company and all benefits payable to Participants of any Subsidiary or Affiliate which has adopted this Plan shall be paid from the general assets of such Subsidiary or Affiliate. Benefits shall not be paid from any special or separate fund and no special or separate fund shall be established, or other segregation of assets made to make payment of benefits to eligible Participants or their surviving spouses hereunder. No Participant or surviving spouse or any other person shall have, under any circumstances, any interest whatever in any particular property or assets of the Company or any Subsidiary or Affiliate by virtue of this Plan.

5.3  BINDING ON COMPANY, EMPLOYEES AND THEIR SUCCESSORS

     This Plan shall be binding upon and inure to the benefit of the Company and to the Subsidiaries and Affiliated Companies which have adopted this Plan, their successors and assigns and the Participant and his heirs, executors, administrators, tutors, and legal representatives.


IN WITNESS WHEREOF, McDermott International, Inc. has caused this instrument to be executed by its duly authorized officers on this 7th day of February, 2000.


ATTEST                                     MCDERMOTT INTERNATIONAL, INC.



/s/ John Tsai                              By: /s/ R.E. Tetrault
-------------------------------------          ---------------------------------
Assistant Secretary                            R.E. Tetrault
                                               Chairman of the Board and
                                               Chief Executive Officer